                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                         INTERNATIONAL MAGNUM PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              1.2%
Austria                0.6%
Belgium                0.9%
Denmark                1.6%
Finland                4.6%
France                10.7%
Germany               11.9%
Hong Kong              0.6%
Ireland                0.6%
Italy                  4.1%
Japan                  9.6%
Malaysia               0.1%
Netherlands            5.0%
Norway                 1.4%
Singapore              0.2%
Spain                  3.4%
Sweden                 6.6%
Switzerland            8.3%
United Kingdom        19.0%
Other                  9.6%

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI) EAFE INDEX(1)
------------------------------------

                           TOTAL RETURNS(2)
               -----------------------------------------
                                        AVERAGE ANNUAL
                              ONE            SINCE
                  YTD         YEAR       INCEPTION(3)
               ----------  ----------  -----------------
PORTFOLIO....      18.21%       8.70%         17.30%
INDEX........      15.93%       6.10%         12.49%

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
0,0

TOP FIVE HOLDINGS
                                               PERCENT OF
SECURITY                          COUNTRY      NET ASSETS
------------------------------  ------------  -------------
Nestle                          Switzerland          2.0%
Holderbank Financiere Glarus
 AG, Class B                    Switzerland          1.6%
ING Groep N.V.                  Netherlands          1.6%
Total, Class B                     France            1.5%
Nordbanken Holding AB              Sweden            1.4%

TOP FIVE SECTORS
                       VALUE       PERCENT OF
INDUSTRY               (000)       NET ASSETS
------------------  ------------  -------------
Capital Equipment      $7,962           20.1%
Finance                6,348            16.0%
Consumer Products      5,647            14.3%
Materials              5,374            13.6%
Services               4,069            10.3%

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by Morgan Stanley Asset Management. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe, and certain developed countries in Asia.

For the six months ended June 30, 1998, the Portfolio had a total return of 18.21% compared to 15.93% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year period ended June 30, 1998, the Portfolio had a total return of 8.70% compared to 6.10% for the Index. From inception on January 2,, 1997 to June 30, 1998, the Portfolio had an average annual total return of 17.30% compared to 12.49% for the Index.

After an extraordinary start in the first quarter, international equity markets slowed somewhat in the second quarter. The tone for the second quarter was set by European markets, which had set records in the first quarter, but were less impressive in the second. The drag on performance came from the Far East where Asia ex-Japan suffered through another round of the "Asian flu" and Japan experienced its own bout of currency weakness. In the midst of this turmoil, the Portfolio was able to produce a 3.72% return for the second quarter in dollar terms which brought its year-to-date return to 18.21%.

Following a dramatic rise in the first quarter, the European markets eased but nonetheless posted healthy gains, rising by 5.1% in U.S. dollar terms for the three months ended June 30, 1998. Year-to-date, the European markets have climbed an impressive 26.5% in U.S. dollar terms. The European markets continue to benefit from the stability of their markets and their favorable economic prospects. Optimism about the European Monetary Union (EMU) is also helping as EMU took another step closer to reality with the finalization of the 11 initial EMU participants in May.

The European markets were led by strong performances for the quarter and year-to-date in Germany (+16.7% and 36.5%, respectively), Finland (+23.5% and +65.6%, respectively) and Belgium (+21.6% and +43.3%, respectively). Germany has been helped by EMU euphoria

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

and improving economic fundamentals including lower unemployment rates and benign inflation, while the gains in Finland largely reflect the strong performance of Nokia (+125%), which comprises over half the index. Belgium thrived on the strength of the banking sector, as consolidation in European financial services has boosted the sector throughout the continent. Portugal and Italy, two of the markets that were the strongest during the first quarter, succumbed to profit taking during the second quarter, both falling over 2%. The United Kingdom is one of the weakest markets year-to-date, falling 2.0% for the quarter and rising only 15.7% year-to-date, with much of the rise attributable to the strength of the pound. Tight monetary policy has threatened to drive the U.K. into a recession, while the strength of the currency has hurt exporters.

Investors in Japanese equities endured another difficult quarter in the second quarter of 1998 as the MSCI Japan index posted a -4.5% return in U.S. dollar terms for the quarter (bringing the year-to-date U.S. dollar return to -2.5%). Market participants' disappointment at the lack of leadership on the part of Japanese policy-makers prompted the selling of both the Japanese equity market and the currency. For most of this decade the Japanese economy has been hampered by the dual burdens of billions of dollars of bad bank loans and the lack of a coherent and stimulative fiscal policy. An RTC-like institution to fix the banking sector and permanent tax cuts could help solve these problems and get the Japanese economy moving in the right direction again. Thus the ruling party's confounding unwillingness to confront the nation's problems in a meaningful way led to a loss of confidence on the part of investors which resulted in a run on the yen during the quarter that saw the Japanese currency depreciate by over 13% versus the U.S. dollar. During that same period the Nikkei 225 index of Japanese stocks fell 11%. In mid-June, during the most panic-filled moments of the sell-off in Japan, the U.S. Fed intervened in the currency markets along with the Bank of Japan to support the yen. This show of solidarity gave yen-selling speculators pause and the markets stabilized, though the quarter ended without a clearly defined policy response from the Japanese, so there is still cause for concern in the second half of the year.

The markets of Asia-ex Japan were off 22.6% for the quarter which leaves them down 17.4% year-to-date in U.S. dollar terms. Clearly, the price gains experienced during the first quarter have evaporated and a cure for the Asian contagion has not yet been found. The main culprit this time in what amounts to the second major downturn in Asian markets in a year was Japan. Fears that a free-fall in the Japanese currency would lead to another round of currency devaluations throughout the region frightened investors. First came the recognition that no policy change would be implemented in the near term to improve Japan's stalled economy. This led to a rapid sell-off in the yen which in turn led investors to fear an imminent devaluation in the Chinese yuan and perhaps then the Hong Kong dollar as well. Such a series of events would leave the other countries in the region in as poor a competitive position as they were before the first round of devaluations last summer.

The dramatic fall-off in economic activity throughout Asia has been another factor which has contributed to poor equity returns in the region. As predicted, growth has fallen off substantially in the aftermath of last year's currency devaluations: Singapore, where the market fell 35.2% in the second quarter of 1998, has experienced a credit contraction for the first time in a decade (bank loan growth -3%) and the government is calling for only a 0.5% growth in gross domestic product (down from a prediction of approximately 5% at the beginning of the year); in Hong Kong (down 26.9% in the second quarter of 1998) authorities have gone to the unprecedented measure of postponing the real estate auctions which give the government most of its revenues to support real estate prices but real estate prices are still down by half from their highs. The story is the same throughout Asia; until the engine of growth, Japan, revives, the region will not experience significant economic expansion.

Our regional allocation has us underweight Asia and Japan. This helped performance, while being roughly neutral versus Europe also helped performance, though a heavier commitment to Europe would have helped more. Sector selection was negative, particularly in Europe as we were underweight the bank and insurance sectors which were among the stronger performers. Style hurt performance badly as growth stocks outperformed our Portfolio's value stocks by a rather wide margin, particularly in Europe. Currency hedging, where we hedged exposure to the yen and the deutschemark, both of which depreciated during the quarter, added to performance.

During the second quarter we continued to increase our exposure to Europe based on the belief that fears of an Asian induced slowdown there were overdone and that European Monetary Union would enhance growth prospects for the region. We moved from slightly underweight to a neutral position such that European holdings now make up 73% of the Portfolio versus 74% for the index. In Japan we remain underweight with a 10% position versus 21% for the index. In Asia, we have an underweight position as well with a 3% holding versus 5% for the index. This allocation leaves us with a 14% unallocated cash position which we believe is appropriate given current market volatility.

Going forward, Europe still appears to offer the most attractive investment potential and we anticipate going overweight there. We will maintain our underweight positions in Japan and Asia pending the implementation of the proper government policies necessary to bolster regional economic growth.

July 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------

COMMON STOCKS (88.1%)
  AUSTRALIA (1.2%)
     9,100   Australia & New Zealand Banking Group Ltd........  $    63
     2,300   Brambles Industries Ltd..........................       45
     4,600   Commonwealth Bank of Australia...................       54
     2,050   Lend Lease Corp., Ltd............................       41
     3,930   National Australia Bank Ltd......................       52
    10,800   News Corp., Ltd..................................       88
    14,000   Seven Network Ltd................................       42
    30,500   Telstra Corp., Ltd. (Installment Receipts --
               Final Installment of AUD 1.35/Share due
               11/17/98)......................................       78
                                                                -------
                                                                    463
                                                                -------
  AUSTRIA (0.6%)
     3,500   Boehler-Uddeholm AG..............................      231
                                                                -------
  BELGIUM (0.9%)
     6,135   G.I.B. Group.....................................      346
                                                                -------
  DENMARK (1.6%)
     5,650   BG Bank A/S......................................      350
     3,250   Unidanmark A/S, Class A (Registered).............      292
                                                                -------
                                                                    642
                                                                -------
  FINLAND (4.6%)
     2,990   Kone Oyj, Class B................................      420
    36,400   Merita Ltd., Class A.............................      240
    10,860   Metra Oyj, Class B...............................      357
     4,850   Partek Oyj Abp...................................       84
    17,940   Rautaruukki Oyj..................................      137
     4,050   Sampo Insurance Co., Ltd., Class A...............      192
    11,540   The Rauma Group..................................      237
     8,910   Valmet Oyj.......................................      154
                                                                -------
                                                                  1,821
                                                                -------
  FRANCE (10.7%)
       570   Alcatel Alsthom..................................      116
       160   Bongrain.........................................       80
     2,115   Cie de Saint Gobain..............................      392
     3,640   Elf Aquitaine....................................      512
     3,410   France Telecom...................................      235
     1,840   Groupe Danone....................................      507
     3,770   Lafarge..........................................      390
     7,980   Legris Industries................................      373
     2,020   Michelin (C.G.D.E.), Class B.....................      117
     4,900   Rhone-Poulence, Class A..........................      276
  (a)2,400   SGS-Thomson Microelectronics N.V.................      170
     2,520   Scor.............................................      160
     4,680   Total, Class B...................................      608
     1,010   Union des Assurances Federales...................      159
     9,270   Usinor Sacilor...................................      143
                                                                -------
                                                                  4,238
                                                                -------
  GERMANY (9.6%)
    11,720   BASF AG..........................................      556
     4,610   Bayer AG.........................................      238
     4,900   Bayer Vereinsbank AG.............................      417

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------
     1,050   Buderus AG.......................................  $   524
     7,240   Gerresheimer Glas AG.............................      109
     2,484   Metro AG.........................................      151
  (a)1,348   Philipp Holzmann AG..............................      323
     2,218   Plettac AG.......................................      310
     6,050   VEBA AG..........................................      413
       578   Viag AG..........................................      391
       389   Volkswagen AG....................................      374
                                                                -------
                                                                  3,806
                                                                -------
  HONG KONG (0.6%)
     7,500   CLP Holdings Ltd.................................       34
     1,300   HSBC Holdings plc................................       32
    33,400   Hong Kong & China Gas Co., Ltd...................       38
    14,000   Hong Kong Electric Holdings Ltd..................       43
    18,400   Hong Kong Telecommunications Ltd.................       35
     6,000   Hutchison Whampoa Ltd............................       32
    12,600   Li & Fung Ltd....................................       20
     7,000   Television Broadcasts Ltd........................       18
                                                                -------
                                                                    252
                                                                -------
  IRELAND (0.6%)
    11,808   Bank of Ireland..................................      242
                                                                -------
  ITALY (4.1%)
    67,640   Magneti Marelli S.p.A............................      148
    18,300   Marzotto (Gaetano) & Figli S.p.A.................      279
    68,000   Mediaset S.p.A...................................      434
   100,550   Sogefi S.p.A.....................................      337
    84,024   Telecom Italia S.p.A. Di Risp (NCS)..............      407
                                                                -------
                                                                  1,605
                                                                -------
  JAPAN (9.6%)
    11,000   Amada Co., Ltd...................................       54
     1,000   Autobacs Seven Co., Ltd..........................       29
     5,000   Canon, Inc.......................................      114
     7,000   Casio Computer Co., Ltd..........................       65
     6,000   Dai Nippon Printing Co., Ltd.....................       96
    21,000   Daicel Chemical Industries Ltd...................       45
    10,000   Daifuku Co., Ltd.................................       37
    10,000   Daikin Industries Ltd............................       64
     1,200   Family Mart Co., Ltd.............................       46
     4,000   Fuji Machine Manufacturing Co....................      106
     3,000   Fuji Photo Film Ltd..............................      105
     7,000   Fujitec Co., Ltd.................................       42
    11,000   Fujitsu Ltd......................................      116
    16,000   Furukawa Electric Co.............................       54
     3,000   Hitachi Credit Corp..............................       51
    17,000   Hitachi Ltd......................................      111
     5,000   Inabata & Co.....................................       15
    11,000   Kaneka Corp......................................       58
     4,000   Kurita Water Industries Ltd......................       47
     2,000   Kyocera Corp.....................................       98
     4,000   Kyudenko Co., Ltd................................       26
     4,000   Lintec Corp......................................       35
     8,000   Matsushita Electric Industrial Co., Ltd..........      129
    23,000   Mitsubishi Chemical Corp.........................       42
     7,000   Mitsubishi Estate Co., Ltd.......................       62

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------

  JAPAN (CONT.)

    20,000   Mitsubishi Heavy Industries Ltd..................  $    76
     5,000   Mitsumi Electric Co., Ltd........................       88
     2,000   Murata Manufacturing Co., Ltd....................       65
    11,000   NEC Corp.........................................      103
     3,000   Nifco, Inc.......................................       24
     1,500   Nintendo Corp., Ltd..............................      139
        13   Nippon Telegraph & Telephone Corp................      108
    22,000   Nissan Motor Co..................................       69
     5,000   Nissha Printing Co., Ltd.........................       31
     2,000   Ono Pharmaceutical Co., Ltd......................       48
    12,000   Ricoh Co., Ltd...................................      126
     3,000   Rinnai Corp......................................       45
     2,000   Sangetsu Co., Ltd................................       26
     5,000   Sankyo Co., Ltd..................................      114
     8,000   Sanwa Shutter Corp...............................       35
     6,000   Sekisui Chemical Co..............................       31
     6,000   Sekisui House Co., Ltd...........................       47
     2,000   Shimamura Co., Ltd...............................       54
     8,000   Shin-Etsu Polymer Co., Ltd.......................       32
     1,700   Sony Corp........................................      147
     4,000   Sumitomo Marine & Fire Insurance Co..............       22
     6,000   Suzuki Motor Co., Ltd............................       55
     2,000   TDK Corp.........................................      148
     3,000   Tokyo Electron Ltd...............................       92
    28,000   Toshiba Corp.....................................      115
     5,000   Toyota Motor Corp................................      129
    15,000   Tsubakimoto Chain Co.............................       50
     5,000   Yamaha Corp......................................       49
     5,000   Yamanouchi Pharmaceutical Co.....................      104
                                                                -------
                                                                  3,819
                                                                -------
  MALAYSIA (0.1%)
     1,000   Carlsberg Brewery Malaysia Bhd...................        3
     6,000   Guiness Anchor Bhd...............................        6
     2,000   Nestle (Malaysia) Bhd............................        9
     2,000   Rothmans of Pall Mall (Malaysia) Bhd.............       14
                                                                -------
                                                                     32
                                                                -------
  NETHERLANDS (5.0%)
     9,760   ABN Amro Holdings N.V............................      228
     2,140   Akzo Nobel N.V...................................      476
     4,600   Hollandsche Beton Groep N.V......................       96
     9,890   ING Groep N.V....................................      648
     1,100   Koninklijke Bijenkorf Beheer N.V.................       77
     9,010   Koninklijke KNP BT N.V...........................      233
     2,400   Philips Electronics N.V..........................      202
                                                                -------
                                                                  1,960
                                                                -------
  NEW ZEALAND (0.0%)
 (a)13,000   AMP NZ Office Trust..............................        6
     2,200   Telecom Corp. of New Zealand Ltd.................        9
     2,000   Telecom Corp. of New Zealand Ltd. (Installment
               Receipts -- Final Installment of NZD 4.15/Share
               due 3/31/99)...................................        4
                                                                -------
                                                                     19
                                                                -------
                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------
  NORWAY (1.4%)
    21,600   Saga Petroleum ASA, Class B......................  $   306
     9,130   Sparebanken NOR..................................      262
                                                                -------
                                                                    568
                                                                -------
  SINGAPORE (0.2%)
  (a)1,450   Creative Technology Ltd..........................       18
    11,000   Natsteel Electronics Ltd.........................       18
     6,000   United Overseas Bank Ltd. (Foreign)..............       19
     7,000   Venture Manufacturing Ltd........................       13
                                                                -------
                                                                     68
                                                                -------
  SPAIN (3.4%)
     6,380   Banco Bilbao Vizcaya.............................      327
    33,400   Iberdrola........................................      542
     3,418   Telefonica de Espana.............................      158
    21,590   Uralita..........................................      308
                                                                -------
                                                                  1,335
                                                                -------
  SWEDEN (6.6%)
    10,000   Autoliv, Inc., Swedish Depositary Receipt........      320
  (a)9,600   BT Industries AB.................................      194
    13,105   Esselte AB, Class B..............................      304
    (a)446   Fastighets AB Balder.............................        4
    76,430   Nordbanken Holding AB............................      561
     9,800   PLM AB...........................................      155
     5,690   Pharmacia & Upjohn, Inc..........................      262
       720   S.K.F. AB, Class B...............................       13
     6,310   Spectra-Physics AB, Class A......................      101
    16,810   Svedala Industri AB..............................      390
     6,860   Svenska Handelsbanken, Class A...................      318
                                                                -------
                                                                  2,622
                                                                -------
  SWITZERLAND (8.3%)
        15   Ascom Holdings AG (Bearer).......................       28
       202   Bobst AG (Bearer)................................      372
       385   Cie Financiere Richemont AG, Class A.............      504
       425   Forbo Holding AG (Registered)....................      216
       498   Holderbank Financiere Glarus AG, Class B
               (Bearer).......................................      634
       366   Nestle (Registered)..............................      784
       170   Schindler Holding AG (Registered)................      264
       244   SIG-Schweizerische Industrie-Gesellschaft
               Holdings AG (Registered).......................      199
     1,093   Valora Holding AG (Registered)...................      288
                                                                -------
                                                                  3,289
                                                                -------
  UNITED KINGDOM (19.0%)
    74,400   Aegis Group plc..................................      121
 (a)34,100   BTR plc..........................................       97
     4,600   Bank of Ireland..................................       94
    33,003   Bank of Scotland.................................      370
    87,746   BG plc...........................................      508
    35,420   British Telecommunications plc...................      438
    19,220   Bunzl plc........................................       90
    18,240   Burmah Castrol plc...............................      326
    23,600   Capital Radio plc................................      280

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

    44,810   Charter plc......................................  $   468
     6,630   Commercial Union plc.............................      124
       700   Danka Business Systems plc.......................        2
    26,701   Diageo plc.......................................      317
    19,900   Glynwed International plc........................       82
    27,870   Great Universal Stores plc.......................      368
     8,000   Halma plc........................................       16
    54,150   Imperial Tobacco Group plc.......................      400
    23,867   John Mowlem & Co. plc............................       58
 (a)14,350   Lonrho Africa plc................................       17
    28,450   Lonrho plc.......................................      133
   103,300   Medeva plc.......................................      293
     6,390   Peninsular & Oriental Steam Navigation Co........       92
    59,000   Premier Farnell plc..............................      300
   564,050   Premier Oil plc..................................      398
     3,800   RMC Group plc....................................       66
    25,619   Reckitt & Colman plc.............................      489
    40,930   Royal & Sun Alliance Insurance Group plc.........      423
    26,300   SIG plc..........................................       99
   115,500   Scapa Group plc..................................      366
     8,723   Tate & Lyle plc..................................       69
     7,600   Unilever plc.....................................       81
    76,740   WPP Group plc....................................      503
     8,370   Westminster Health Care Holdings plc.............       44
                                                                -------
                                                                  7,532
                                                                -------
TOTAL COMMON STOCKS (COST $32,555)............................   34,890
                                                                -------
PREFERRED STOCKS (2.3%)
  GERMANY (2.3%)
       800   Dyckerhoff AG....................................      318
     1,300   Hornbach Holding AG..............................      119
       760   Suedzucker AG....................................      462
                                                                -------
TOTAL PREFERRED STOCKS (COST $769)............................      899
                                                                -------

  NO. OF
  RIGHTS
----------

RIGHT (0.0%)
  GERMANY (0.0%)
  (a)2,484   Metro AG, (COST $0)..............................       --
                                                                -------

  NO. OF
 WARRANTS
----------

WARRANT (0.0%)
  HONG KONG (0.0%)
  (a)1,200   Hong Kong & China Gas Co., Ltd.,
               expiring 9/30/99 (COST $0).....................       --
                                                                -------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
-----------------------------------------------------------------------

CONVERTIBLE BOND (0.0%)
  NEW ZEALAND (0.0%)
 NZD    13   AMP NZ Office Trust 7.50%, 6/30/03 (COST $8).....  $     6
                                                                -------
TOTAL FOREIGN SECURITIES (90.4%) (COST $33,332)...............   35,795
                                                                -------
SHORT-TERM INVESTMENT (13.6%)
 REPURCHASE AGREEMENT (13.6%)
    $5,390   Chase Securities, Inc. 5.40%, dated 6/30/98 due
               7/1/98, to be repurchased at $5,391,
               collateralized by U.S. Treasury Bonds, 8.875%,
               due 2/15/19, valued at $5.515 (COST $5,390)....    5,390
                                                                -------

FOREIGN CURRENCY (0.3%)
 BEF   209   Belgian Franc....................................        6
 GBP     1   British Pound....................................        2
 DKK     1   Danish Krone.....................................       --
  DEM   10   German Mark......................................        6
 FIM   235   Finnish Markka...................................       43
 FRF    28   French Franc.....................................        5
  HKD  162   Hong Kong Dollar.................................       21
ITL 15,457   Italian Lira.....................................        9
JPY  2,281   Japanese Yen.....................................       16
  MYR    2   Malaysian Ringgit................................        1
 NLG     1   Netherland Guilder...............................       --
 NZD     1   New Zealand Dollar...............................       --
 SGD     1   Singapore Dollar.................................       --
 ESP    32   Spanish Peseta...................................       --
 CHF    13   Swiss Franc......................................        9
                                                                -------
TOTAL FOREIGN CURRENCY (COST $118)............................      118
                                                                -------
TOTAL INVESTMENTS (104.3%) (COST $38,840).....................   41,303
                                                                -------

OTHER ASSETS (0.7%)
  Cash...........................................................  $       1
  Receivable for Investments Sold................................         94
  Dividends Receivable...........................................         77
  Net Unrealized Gain on Foreign Currency Exchange Contracts.....         61
  Receivable for Portfolio Shares Sold...........................         32
  Foreign Withholding Tax Reclaim Receivable.....................         28
  Interest Receivable............................................          1         294
                                                                   ---------
LIABILITIES (-5.0%)
  Payable for Investments Purchased..............................     (1,798)
  Payable for Portfolio Shares Redeemed..........................       (104)
  Custodian Fees Payable.........................................        (49)
  Professional Fees Payable......................................        (29)
  Administrative Fees Payable....................................        (11)
  Investment Advisory Fees Payable...............................         (4)
  Directors' Fees and Expenses Payable...........................         (1)
  Other Liabilities..............................................        (15)     (2,011)
                                                                   ---------   ---------
NET ASSETS (100%)...........................................................   $  39,586
                                                                               ---------
                                                                               ---------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 3,227,563 outstanding $0.001 par value shares (authorized
  400,000,000 shares).......................................................   $   12.27
                                                                               ---------
                                                                               ---------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                 AMOUNT
                                                                  (000)
-----------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $36,161
Undistributed Net Investment Income...........................     292
Accumulated Net Realized Gain.................................     617
Unrealized Appreciation on Investments and Foreign
 Currency Translations........................................   2,516
                                                                -------
NET ASSETS....................................................  $39,586
                                                                -------
                                                                -------

---------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

     CURRENCY                                IN EXCHANGE               NET UNREALIZED
    TO DELIVER        VALUE    SETTLEMENT        FOR         VALUE       GAIN (LOSS)
       (000)          (000)       DATE          (000)        (000)          (000)
  ---------------   ---------  -----------  -------------  ---------  -----------------
  U.S.$     26      $      26      7/1/98     FIM     144  $      26      $      --
  U.S.$    172            172      7/1/98      DEM    311        172             --
  U.S.$     24             24      7/1/98     SEK     188         24             --
  U.S.$     79             79      7/2/98      DKK    545         79             --
  U.S.$      7              7      7/2/98      MYR     27          7             --
  U.S.$     78             78      7/2/98      NLG    159         78             --
  BEF     209               6      7/2/98   U.S.$       6          6             --
  HKD    162               21      7/2/98   U.S.$      21         21             --
  U.S.$     66             66      7/7/98      SGD    113         67              1
  SGD    113               67      7/7/98   U.S.$      64         64             (3)
  DEM    399              221     7/14/98   U.S.$     219        219             (2)
  U.S.$    397            397     7/16/98    JPY   54,559        395             (2)
  JPY   54,559            394     7/16/98   U.S.$     426        426             32
  CHF    299              198     7/21/98   U.S.$     202        202              4
  U.S.$    553            553     7/29/98    JPY   75,855        550             (3)
  JPY   75,855            549     7/29/98   U.S.$     590        590             41
  DEM    399              222     8/14/98   U.S.$     226        226              4
  U.S.$    131            131     8/19/98    JPY   17,887        130             (1)
  JPY   63,055            458     8/19/98   U.S.$     477        477             19
  JPY   84,938            619     9/10/98   U.S.$     622        622              3
  DEM     51               28     9/14/98   U.S.$      28         28             --
  DEM    705              393     9/14/98   U.S.$     391        391             (2)
  JPY   90,847            664     9/28/98   U.S.$     667        667              3
  JPY  122,543            900    10/26/98   U.S.$     867        867            (33)
                    ---------                              ---------          -----
                    $   6,273                              $   6,334      $      61
                    ---------                              ---------          -----
                    ---------                              ---------          -----

---------------

(a)   --  Non-income producing security
AUD   --  Australian Dollar
NCS   --  Non Convertible Shares
SEK   --  Swedish Krona

----------------------------------------------------------------
At June 30, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                NET
  COST     APPRECIATION   (DEPRECIATION)   APPRECIATION
  (000)        (000)           (000)           (000)
---------  -------------  ---------------  -------------
$  38,722    $   4,206       $  (1,743)      $   2,463

----------------------------------------------------------------

For the six months ended June 30, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $19,061,000 and $3,126,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 1998.

----------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                               VALUE        % OF
SECTOR DIVERSIFICATION                         (000)     NET ASSETS
-------------------------------------------  ---------  -------------
Capital Equipment..........................  $   7,962         20.1%
Capital Goods -- Construction..............      1,337          3.4
Consumer Cyclical..........................        465          1.2
Consumer Products..........................      5,647         14.3
Consumer Staples...........................        595          1.5
Energy.....................................      2,944          7.4
Finance....................................      6,348         16.0
Materials..................................      5,374         13.6
Multi-Industry.............................        976          2.4
Technology.................................         78          0.2
Services...................................      4,069         10.3
                                             ---------        -----
Total Foreign Securities...................  $  35,795         90.4%
                                             ---------        -----
                                             ---------        -----

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                      SIX MONTHS ENDED
                                                                         JUNE 30, 1998
                                                                           (UNAUDITED)
                                                                                 (000)
--------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                $   402
  Interest                                                                     109
  Less: Foreign Taxes Withheld                                                 (50)
                                                                            ------
    Total Income                                                               461
                                                                            ------
EXPENSES:
  Investment Advisory Fees                                                     106
  Less: Fees Waived                                                            (88)
                                                                            ------
  Net Investment Advisory Fees                                                  18
  Custodian Fees                                                                46
  Administrative Fees                                                           43
  Shareholder Reports                                                           27
  Professional Fees                                                             17
  Directors' Fees and Expenses                                                   1
  Other                                                                          1
                                                                            ------
    Net Expenses                                                               153
                                                                            ------
  Net Investment Income                                                        308
                                                                            ------
NET REALIZED GAIN ON:
  Investments Sold                                                             430
  Foreign Currency Transactions                                                232
                                                                            ------
    Net Realized Gain                                                          662
                                                                            ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                2,861
  Foreign Currency Translations                                               (106)
                                                                            ------
    Change in Unrealized Appreciation/Depreciation                           2,755
                                                                            ------
Net Realized Gain and Change in Unrealized
  Appreciation/Depreciation                                                  3,417
                                                                            ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ 3,725
                                                                            ------
                                                                            ------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                          SIX MONTHS ENDED                 PERIOD FROM
                                             JUNE 30, 1998            JANUARY 2, 1997*
                                               (UNAUDITED)        TO DECEMBER 31, 1997
                                                     (000)                       (000)
--------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                        $   308                     $   207
  Net Realized Gain                                662                         329
  Change in Unrealized
    Appreciation/Depreciation                    2,755                        (239)
                                               -------                     -------
  Net Increase in Net Assets
    Resulting from Operations                    3,725                         297
                                               -------                     -------
DISTRIBUTIONS:
  Net Investment Income                             --                        (544)
  In Excess of Net Investment Income                --                         (16)
  Net Realized Gain                                 --                         (37)
                                               -------                     -------
  Total Distributions                               --                        (597)
                                               -------                     -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                    23,697                      28,522
  Distributions Reinvested                          --                         546
  Redeemed                                      (6,691)                     (9,913)
                                               -------                     -------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                                17,006                      19,155
                                               -------                     -------
  Total Increase in Net Assets                  20,731                      18,855
NET ASSETS:
  Beginning of Period                           18,855                          --
                                               -------                     -------
  End of Period (Including
    undistributed (overdistributed)
    net investment income of
    $292 and $(16), respectively)              $39,586                     $18,855
                                               -------                     -------
                                               -------                     -------
--------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                          1,975                       2,663
      Shares Issued on Distributions
       Reinvested                                   --                          54
      Shares Redeemed                             (564)                       (900)
                                               -------                     -------
    Net Increase in Capital Shares
     Outstanding                                 1,411                       1,817
                                               -------                     -------
                                               -------                     -------
--------------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                          SIX MONTHS ENDED               PERIOD FROM
                                             JUNE 30, 1998          JANUARY 2, 1997*
SELECTED PER SHARE DATA AND RATIOS             (UNAUDITED)      TO DECEMBER 31, 1997
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 10.38                   $ 10.00
                                               -------                   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                           0.10                      0.13
  Net Realized and Unrealized Gain                1.79                      0.59
                                               -------                   -------
  Total From Investment Operations                1.89                      0.72
                                               -------                   -------
DISTRIBUTIONS
  Net Investment Income                             --                     (0.32)
  Net Realized Gain                                 --                     (0.02)
                                               -------                   -------
  Total Distributions                               --                     (0.34)
                                               -------                   -------
NET ASSET VALUE, END OF PERIOD                 $ 12.27                   $ 10.38
                                               -------                   -------
                                               -------                   -------
TOTAL RETURN                                    18.21%                      7.31%
                                               -------                   -------
                                               -------                   -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)              $39,586                   $18,855
Ratio of Expenses to Average Net
  Assets                                          1.15%**                   1.16%**
Ratio of Expenses to Average Net
  Assets Excluding Interest Expense               1.15%**                   1.15%**
Ratio of Net Investment Income to
  Average Net Assets                              2.30%**                   1.43%**
Portfolio Turnover Rate                             13%                       41%
------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                     $  0.03                   $  0.15
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                  1.81%**                   2.78%**
  Net Investment Income (Loss) to
    Average Net Assets                            1.64%**                  (0.19)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements cover only the International Magnum Portfolio.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Asset Management Inc. has

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
agreed that in the event any of its initial shares which comprised the Fund at inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

9. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market.

11. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

12. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

13. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject a Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management Inc. ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the International Magnum Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                  FROM            MORE
                                 FIRST       $500 MILLION TO      THAN
PORTFOLIO                    $500 MILLION      $1 BILLION      $1 BILLION
--------------------------  ---------------  ---------------  -------------
International Magnum......         0.80%            0.75%           0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

D. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Chase serves as custodian for the Fund's U.S. assets in accordance with a separate custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. For the six months ended June 30, 1998, the Portfolio incurred custody fees with MSTC of approximately $44,000 and had amounts payable to MSTC at June 30, 1998 of approximately $44,000.

E. OTHER: During the six months ended June 30, 1998, the Portfolio paid brokerage commissions to Morgan Stanley & Co., Incorporated, an affiliated broker/dealer, of approximately $8,000.

At June 30, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Asset Management Inc.
 and Morgan Stanley Asset Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Asset Management Inc. and
 Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang

VICE PRESIDENT

James A. Gallo

VICE PRESIDENT

Harold J. Schaaff, Jr.

VICE PRESIDENT

Joseph P. Stadler

VICE PRESIDENT

Lorraine Truten

VICE PRESIDENT

Valerie Y. Lewis

SECRETARY

Joanna M. Haigney

TREASURER

Rene J. Feuerman

ASSISTANT TREASURER

Karl O. Hartmann

ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.